Exhibit 10.4

THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER, OR OTHERWISE VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

This Common Stock Purchase Warrant was not, and (except as contemplated hereby) the Warrant Shares that may be purchased hereunder will not be, issued pursuant to a disclosure document under Chapter 6D of the Australian Corporations Act 2001 (the “Corporations Act”) or a product disclosure statement under Chapter 7 of the Corporations Act. Neither this Warrant nor any Warrant Share may be offered for resale within Australia within 12 months of it having been issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 of the Corporations Act.

UNIVERSAL BIOSENSORS, INC.

COMMON STOCK PURCHASE WARRANT

Date of Issuance: December 19, 2013	Certificate No. 2

THIS IS TO CERTIFY that ATHYRIUM OPPORTUNITIES FUND (B) LP, a Delaware limited partnership, and its permitted transferees, successors and permitted assigns (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from UNIVERSAL BIOSENSORS, INC., a Delaware corporation (the “Company”), at the price of AUD$1.00 per share (the “Exercise Price”), at any time after the date hereof (the “Commencement Date”) and expiring on December 19, 2020 (the “Expiration Date”), 1,602,319 shares of the fully paid and non-assessable Common Stock (as defined herein), trading in the form of CHESS depositary interests (“CDIs”) on the ASX, of the Company (as such number may be adjusted as provided herein). The 1,602,319 shares of Common Stock which may be purchased pursuant to this common stock purchase warrant (this “Warrant”) are referred to herein as the “Aggregate Number”. This Warrant is issued under and pursuant to that certain Credit Agreement by and among Universal Biosensors Pty Ltd, the Company, the initial Holder and the other parties thereto from time to time, dated as of December 19, 2013 (as amended, modified or supplemented from time to time, the “Credit Agreement”).

The Aggregate Number and Exercise Price set forth above shall also be adjusted under certain conditions set forth in Article 5 of this Warrant. Capitalized terms used herein shall have the meanings ascribed to such terms in Article 10 hereof unless otherwise defined herein.

ARTICLE 1.	THE WARRANT; TRANSFER AND EXCHANGE.

1.1 The Warrant. This Warrant and the rights and privileges of the Holder hereunder may be exercised by the Holder in whole or in part as provided herein, shall survive any termination of the Credit Agreement, and, as more fully set forth in Section 1.2 and Article 7 hereof, may, subject to the terms of this Warrant, be transferred by the Holder to any other Person or Persons who meet the requirements set forth herein and therein at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Credit Agreement.

1.2 Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Article 7 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, and accompanied by appropriate instructions. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event this Warrant is only partially transferred) and the surrendered warrant shall be canceled. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office of the Company, for two or more warrants with the same terms and representing in the aggregate the right to purchase a like number of shares of Common Stock. Notwithstanding anything herein to the contrary, this Warrant may not be transferred in part unless the transferee receives the right to purchase at least 500,000 Warrant Shares, subject to adjustment for any stock splits, stock dividends, consolidations or similar transactions, or such lesser amount, if the transferor is transferring its remaining interests in the Warrant.

ARTICLE 2.	EXERCISE.

2.1 Right to Exercise. Subject in all cases to compliance with Part 7.10, Division 3 of the Corporations Act, at any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, but (notwithstanding anything herein to the contrary) not for less than 500,000 Warrant Shares at a time (or, if at the time of such exercise less than 500,000 Warrant Shares are subject to this Warrant, all of such Warrant Shares), subject to adjustment for any stock splits, stock dividends, consolidations or similar transactions, by delivering this Warrant to the Company during normal business hours on any Business Day at the Company’s Principal Office, together with the Notice of Exercise, in the form attached hereto as Exhibit A and made a part hereof (the “Notice of Exercise”), duly executed, and payment of the Exercise Price per share for each share purchased, as specified in the Notice of Exercise. The aggregate Exercise Price (the “Aggregate Exercise Price”) to be paid for the shares to be purchased (the “Exercise Amount”) shall equal the product of (a) the Exercise Amount multiplied by (b) the Exercise Price. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

2.2 Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 2.3, or a combination thereof. In the case of payment of all or a portion of the Aggregate Exercise Price pursuant to Section 2.3, the direction by the Holder to make a “Cashless Exercise” shall serve as accompanying payment for that portion of the Exercise Price.

2.3 Cashless Exercise. The Holder shall have the right to pay all or a portion of the Aggregate Exercise Price by making a “Cashless Exercise”, in which case the portion of the Aggregate Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Notice of Exercise by an amount equal to (a) the Aggregate Exercise Price to be so paid divided by (b) the Fair Market Value Per Share.

2.4 Issuance of Shares of Common Stock.

2.4.1 Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by the Notice of Exercise and payment of the Aggregate Exercise Price as aforesaid, to the extent the Company is able to rely on the relief provided by section 708A(5)

of the Corporations Act, it will as promptly as practicable (and in any event within five Business Days after the rights represented by this Warrant shall have been exercised) issue the relevant Warrant Shares specified in the Notice of Exercise and register the CDIs representing such Warrant Shares in the name of the Holder as the holder of record and will procure that its share registrar issue a holding statement with respect to such CDIs and will within five (5) Business Days after the date of issue, provide the ASX (with a copy to the Administrative Agent) a notice meeting the requirements of section 708A(6) of the Corporations Act. In the event that the Company is unable to rely on the relief provided by section 708A(5) of the Corporations Act, prior to the issue of the relevant Warrant Shares and CDIs it will as promptly as practicable, and in any event within ten (10) Business Days after the date of the Notice of Exercise, issue a compliance prospectus as is required under Part 6D.2 of the Corporations Act to enable the “on-sale” of the relevant CDIs on ASX and shall as soon as practicable (and in any event within ten (10) Business Days thereafter) issue the relevant Warrant Shares specified in the Notice of Exercise and register the CDIs representing such Warrant Shares in the name of the Holder as the holder of record and will procure that its share registrar issue a holding statement with respect to such CDIs.

2.4.2 The Company shall comply with its by-laws, the ASX Listing Rules and the ASX Settlement Operating Rules (including as applicable to CDIs) such that all shares of Common Stock issued on the exercise of the Warrant are validly issued, fully paid, and (subject to any limitations expressly described herein) freely transferable and rank in all respects (including but not limited to rights relating to dividends) pari passu with the existing Common Stock at the date of issue.

2.4.3 Prior to, or within two (2) Business Days after being issued, the Company will apply to the ASX for official quotation of the Common Stock issued on exercise of this Warrant. The Company shall: (a) lodge all necessary forms with the Australian Securities and Investments Commission and the ASX to record the issue and quotation of the Common Stock traded in the form of CDIs (including without limitation Appendix 3B); (b) ensure that any conditions imposed on quotation by the ASX are satisfied in a timely manner; and (c) provided that all information required from the Holder has been provided, ensure the Common Stock traded in the form of CDIs will be approved for CHESS.

2.4.4 If the Company fails to, or fails to cause its share registrar to, as applicable, remove the on-sale restrictions imposed by section 707 of the Corporations Act in accordance with Section 2.4.1 and issue the applicable number of Warrant Shares (which shall be uncertificated) within twenty-one (21) Business Days of receipt by the Company of Notice of Exercise, then, if exercised, as the sole and exclusive remedy available to the Holder (other than any remedy available to the Holder under Section 2.4.5), within ten (10) Business Days following written notice from the Holder requiring it to do so, the Company (or its successor as applicable) undertakes to pay a sum in cash to the Holder equal to (i) if the Warrant has been exercised and the Aggregate Exercise Price therefor paid in cash, the number of Warrant Shares issued or issuable upon such exercise of the Warrant multiplied by the Fair Market Value Per Share; or (ii) otherwise, the number of Warrant Shares issued or issuable upon the intended exercise of the Warrant (assuming solely for such calculation an exercise that is not a Cashless Exercise pursuant to Section 2.3) multiplied by the Fair Market Value Per Share, less the Aggregate Exercise Price and in the case of either clause (i) or (ii) above, either cancel or buy-back for no consideration the portion of the Warrant intended to be exercised (if any) and Warrant Shares issued upon such exercise (if any) (and for this purpose the Holder agrees to do all things reasonably requested by the Company to effect such cancellation or buy-back), or, if Warrant Shares are not yet issued, the Company’s obligation to issue such Warrant Shares is extinguished. If the Company fails to, or fails to cause its share registrar to, as applicable, remove the on-sale restrictions imposed by section 707 of the Corporations Act in accordance with Section 2.4.1 and issue the applicable number of Warrant Shares (which shall be uncertificated) within ten (10) Business Days of receipt by the Company of Notice of Exercise but does so within twenty-one (21) Business Days of receipt by the Company of Notice of

Exercise, then, if exercised, as the sole and exclusive remedy available to the Holder (other than any remedy available under Section 2.4.5), upon the issuance of the Warrant Shares to the Holder (with such restriction removed), the Company shall pay a sum of cash to the Holder equal to the amount, if any, by which the Fair Market Value Per Share on the date of Notice of Exercise exceeds the Fair Market Value Per Share on the date of such issuance, multiplied by the number of Warrant Shares issued upon such exercise.

2.4.5 If the Company fails to, or fails to cause its share registrar to, as applicable, remove the on-sale restrictions imposed by section 707 of the Corporations Act in accordance with Section 2.4.1 and issue the applicable number of Warrant Shares (which shall be uncertificated) within ten (10) Business Days after the rights represented by this Warrant shall have been exercised, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise in accordance with the terms hereof (a “Buy-In”), then, if exercised, as the Holder’s sole and exclusive remedy with respect to such failure (other than any remedy available to the Holder under Section 2.4.4), the Company shall (a) pay in cash to the Holder the amount, if any, by which (i) the Holder’s total purchase price (including brokerage commissions, if any) for such shares of Common Stock so purchased exceeds (ii) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to transmit or deliver to the Holder in connection with the exercise at issue but failed to so transmit or deliver on a timely basis times (B) the price per share at which the sell order giving rise to such purchase obligation was executed, and (b) at the option of the Holder (or, if the Holder does not exercise such option within fifteen (15) Business Days after the Company’s payment under clause (a) above, at the option of the Company), either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which the Company failed to so transmit or deliver such Warrant Shares on a timely basis (in which case the applicable exercise shall be deemed rescinded with respect to such Warrant Shares) or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and transmission or delivery obligations with respect to such Warrant Shares hereunder (in which case this Warrant shall be deemed to have been exercised for such Warrant Shares). For example, if the Holder purchases Common Stock having a total purchase price of AUD$11,000 to cover a Buy-In with respect to an attempted exercise at the same number of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of AUD$10,000, under clause (a) of the immediately preceding sentence the Company shall be required to pay the Holder AUD$1,000 in cash. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to any payment under any provision of this Warrant for any amount to the extent the Holder has been paid such amount under any other provision of this Warrant or any document executed in connection with this Warrant or otherwise.

2.5 Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock has been calculated as deliverable upon an exercise of this Warrant, the Company may round the number shares of Common Stock to be delivered down to the nearest whole share and make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share.

2.6 Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof which has not expired.

ARTICLE 3.	PAYMENT OF TAXES.

The Company shall pay all stamp duty taxes attributable to the initial issuance to the Holder of shares or other securities issuable upon the exercise of this Warrant (including securities issuable pursuant to Article 5 hereof). The Holder shall be responsible for any other tax or taxes imposed on it, including taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities issued or delivered upon exercise of this Warrant in a name other than that of the Holder.

ARTICLE 4.	REPLACEMENT WARRANT.

Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

ARTICLE 5.	ADJUSTMENTS TO AGGREGATE NUMBER AND EXERCISE PRICE.

Except as expressly provided herein, this Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company, unless and until the Warrant is exercised. The Holder is not entitled to participate in any new issue to existing shareholders of securities in the Company unless the Holder has exercised the Warrant before the record date for determining entitlements to the new issue of securities and participate as a result of holding Common Stock. Under certain conditions, the Aggregate Number and Exercise Price are subject to adjustment as set forth in this Article 5. Terms used in this Article 5 and not otherwise defined herein shall have the meanings given to such terms in the ASX Listing Rules.

5.1 Adjustments. The Aggregate Number and Exercise Price, after taking into consideration any prior adjustments pursuant to this Article 5, shall be subject to adjustment from time to time as follows and, thereafter, as adjusted, shall be deemed to be the Aggregate Number and Exercise Price hereunder.

5.1.1 Bonus issues. If the Company makes a bonus issue of shares or other securities to its shareholders generally (except an issue in lieu of dividends or by way of dividend reinvestment) and no share has been issued in respect of the Warrant before the record date for determining entitlements to the issue, then the number of underlying shares in Common Stock over which the Warrant is exercisable is increased by the number of shares which the Holder would have received if the Holder had exercised the Warrant before the record date for determining entitlements to the issue.

5.1.2 Pro rata issues. If the Company makes a pro rata issue of shares (except a bonus issue) to its existing shareholders generally (except an issue in lieu or in satisfaction of dividends or by way of dividend reinvestment) and no Common Stock has been issued in respect of the Warrant before the record date for determining entitlements to the issue, the exercise price of each Warrant is reduced in accordance with the ASX Listing Rules.

5.1.3 Reorganisation. If there is a reorganisation (including consolidation, sub-division, reduction or return) of the share capital of the Company, then the rights of the Holder (including the number of Warrants to which the Holder is entitled to and the exercise price) is changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganisation of capital at the time of the reorganisation.

5.1.4 Miscellaneous. The following provisions shall be applicable to the making of adjustments of the Exercise Price and the Aggregate Number provided above in this Section 5.1:

(a) The adjustments required by the preceding paragraphs of this Section 5.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b) In computing adjustments under this Section 5.1, fractional interests in Common Stock shall be taken into account to the nearest whole share.

(c) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities (whether as a dividend or a distribution or otherwise) and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such Common Stock or Convertible Securities or warrants, options or other rights to subscribe for or purchase additional shares of Common Stock or any Convertible Securities, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

5.2 Transactions. In case at any time the Company shall initiate any transaction or be a party to any transaction with a Person other than a wholly-owned Subsidiary of the Company (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company’s assets, liquidation, recapitalization or reclassification of the Common Stock) in connection with which the Common Stock shall be changed into or exchanged for securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a “Transaction”), then as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled receive (i) if the consideration to the holders of Common Stock in such Transaction consists solely of cash, Liquid Securities, or a combination thereof (a “Cash Transaction”), the amount of such cash and Liquid Securities the Holder would receive if it had exercised this Warrant in full and received Warrant Shares pursuant to Section 2.3 immediately prior to the closing of such Transaction, the receipt of which shall be subject to the Holder entering into such agreements and documents as all of the other holders of the Company’s Common Stock shall be required to enter into by such Person in connection with such Cash Transaction, and this Warrant shall be surrendered and automatically cancelled in connection with the consummation of such Cash Transaction or (ii) otherwise, a new warrant in form and substance similar to, and in exchange for, this Warrant to purchase all or a portion of such securities or other property (subject to adjustments from and after the consummation date of the Transaction as nearly equivalent as possible to the adjustments provided for in this Article 5). The Company will not effect any Transaction (other than a Cash Transaction) unless prior to consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein assumes, by written instrument delivered to the Holder, the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive and such corporation or entity shall have similarly delivered to the Holder an opinion of counsel for such corporation or entity, reasonably satisfactory to the Holder, which opinion shall state that all of the terms of the new warrant or this Warrant shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other opinions customary for such transactions as the Holder may reasonably request. The foregoing provisions of this Section 5.2 shall similarly apply to successive Transactions, except to the extent that this Warrant is cancelled in connection with a Cash Transaction as contemplated by this Section 5.2.

5.3 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action of the type contemplated in Section 5.1 or 5.2 hereof but not expressly provided for by such provisions, then the Aggregate Number and Exercise Price shall be adjusted in such manner and at such time as shall be equitable in the circumstances.

5.4 Notices.

5.4.1 Notice of Proposed Actions. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to offer to the holders of its Common Stock generally rights to subscribe for or to purchase any Convertible Securities, rights to acquire Convertible Securities or Capital Stock or additional shares of Common Stock or shares of stock of any class or any other securities, warrants, rights or options, (c) to effect any reclassification of its Common Stock, (d) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (e) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (f) to effect the liquidation, dissolution or winding up of the Company or (g) to effect any other action which would require an adjustment under this Article 5, then in each such case the Company shall, where permitted by law and in accordance with the ASX Listing Rules, give written notice thereof to the Holder at least twenty (20) Business Days prior to the date on which the Company closes its books or takes a record (or, to the extent a shorter or longer period is required by law or the ASX Listing Rules, such shorter or longer period that provides reasonable opportunity to exercise the Warrants and receive Warrant Shares therefor), as applicable, with respect to (i) any such dividend, distribution or rights upon the shares of Common Stock or (ii) determining rights to vote with respect to any such reclassification, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution, winding up or other transaction listed above in this Section 5.4.1, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder but only if such public disclosure is required by the Securities Act, Exchange Act or ASX Listing Rules, and provided further that the Holder agrees, prior to any such public disclosure by the Company, to maintain the confidentiality and not to disclose such information and not (except in connection with determining whether to exercise this Warrant) to use such information.

5.4.2 Adjustment Notice. Whenever the Exercise Price and the Aggregate Number is to be adjusted pursuant to this Article 5, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within ten (10) Business Days after the event requiring the adjustment) prepare and deliver to the Holder a certificate signed by the principal financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated.

ARTICLE 6.	NO IMPAIRMENT.

The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including, without limitation, the adjustments required under Article 5 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder under this Warrant. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

ARTICLE 7.	TRANSFERS OF THE WARRANT SECURITIES

7.1 Generally. Subject to the restrictions set forth in this Article 7, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part to any Person. This Warrant has not been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act and nothing herein contained shall be deemed to require the Company to so register this Warrant or the Warrant Shares. This Warrant and the Warrant Shares are issued or issuable subject to all of the provisions and conditions contained herein and in the Credit Agreement, and every Holder hereof (including any transferee or assignee hereof, who or which, as a pre-condition to the effectiveness of any transfer or assignment hereunder, shall agree to become a party hereto in a writing in form and substance reasonably satisfactory to the Company) by accepting the same agrees with the Company to such provisions and conditions, and represents to the Company as follows:

(a) this Warrant has been acquired and the Warrant Shares will be acquired for the account of the Holder for investment purposes and not with a view to or for sale in connection with any distribution thereof;

(b) the Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act; (c) the Holder is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; the Holder understands that investment in the Warrant (and any Warrant Shares it acquires) involves substantial risks; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment;

(c) subject to the Company complying with Article 2.4.1, this Warrant and the Warrant Shares must not be offered for resale within Australia within 12 months of it having been issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 or 708A of the Corporations Act;

(d) the Holder has had the opportunity to review this Warrant with its own legal counsel, and the Holder is not relying on any statements or representations of the Company or its representatives for legal advice with respect to this investment or the transactions contemplated by this Warrant; and

(e) the Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant, and with respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its representatives, written or oral, regarding such tax consequences, and the Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

7.2 Compliance with Securities Laws. The Holder agrees that this Warrant and the Warrant Shares may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws; (ii) as permitted under the Corporations Act and the ASX Listing Rules; and (iii) as permitted under any other applicable securities laws.

7.3 Restrictive Legends.

7.3.1 Restrictive Legends. The Company does not intend, and shall not be required, to issue certificates for the Warrant Shares. To the extent that at any time and from time to time, the Company determines in its sole discretion to issue certificates representing the Warrant Shares, such Warrant Shares shall bear (and the Holder shall be bound by the provisions set forth in) the restrictive legends set forth below:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED AND UNDER THE SECURITIES LAWS OF ANY STATE, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES LAWS OF ANY STATE.

This Warrant was not issued pursuant to a disclosure document under Chapter 6D of the Corporations Act or a product disclosure statement under Chapter 7 of the Corporations Act. This Warrant and the Warrant Shares must not be offered for resale within Australia within 12 months of it having been issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 or 708A of the Corporations Act.

The Company has the right (but not the obligation) to, and may from time to time, apply to the ASX to have the Warrant Shares be subject to foreign ownership restrictions with respect to Rule 144 or Regulation S promulgated by the Commission pursuant to the Securities Act and for the Company to be included in Schedule 1 of the ASX Settlement Rules as “FOR Financial Products” pursuant to Rule 5.18.1 of the ASX Settlement Rules (the “FOR Restrictions”).

7.3.2 Removal of Restrictive Legends. Certificates (if any) evidencing the Warrant Shares shall not contain any legend (or be subject to the FOR Restrictions noted above): (a) if the Warrant Shares are sold pursuant to an effective registration statement covering the resale of the Warrant Shares under the Securities Act, or (b) if such legend is not required under applicable requirements of the Corporations Act, the ASX Listing Rules or the Securities Act (including judicial interpretations thereof and pronouncements issued by the ASX or the staff of the Commission). If the Company shall have received an opinion of counsel satisfactory to the Company to the effect that a legend is not otherwise required under applicable requirements of the Corporations Act, the ASX Listing Rules or the Securities Act (including judicial interpretations thereof and pronouncements issued by the ASX or the staff of the Commission) in order to ensure compliance with the Securities Act pursuant to clause (b) above, then any certificates representing the Warrant Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 7.3.2 following receipt by the Company of the opinion of counsel referred to in the prior sentence, it will, no later than three (3) Business Days following the delivery by the Holder to the Company’s share registrar of a holding statement or certificate representing the Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to the Holder (including by book-entry format) a holding statement or certificate representing such Warrant Shares that is free from all restrictive and other legends. Unless required by law, the Corporations Act or the ASX Listing Rules, the Company may not make any notation on its records or give instructions to any share registrar of the Company that enlarges the restrictions on transfer set forth in this Article 7.

ARTICLE 8.	COVENANTS

The Company hereby covenants to the Holder that so long as Holder holds this Warrant or any Warrant Shares, unless otherwise required by the Corporations Act or the ASX Listing Rules:

8.1 Limitation on Certain Restrictions. The Company will not, and will not permit or cause any of its Subsidiaries, directly or indirectly, to create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of the Company and any such Subsidiaries to perform and comply with their respective obligations under this Warrant.

8.2 Validly Issued Shares. The Company covenants that all shares of Common Stock that may be issued upon exercise of this Warrant, assuming full payment of the Aggregate Exercise Price (including those issued pursuant to Article 5 hereof) shall, upon delivery by the Company, be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes upon issue, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever (other than security interests, encumbrances and claims to which the Holder is subject prior to or upon the issuance of the applicable Warrant Shares or creates while in possession of the Warrant Shares, the terms of issue under Section 13 of the ASX Settlement Rules, restrictions under applicable federal and/or state securities laws and other transfer restrictions described herein).

8.3 Reservation of Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock as shall be sufficient to enable the Company to issue Common Stock upon exercise of this Warrant.

8.4 Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Article 5 hereof, require registration with or approval of any Governmental Authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be (including but not limited to approvals or expirations of waiting periods required under the Hart Scott Rodino Antitrust Improvements Act).

8.5 No Effect Upon Lending Relationship. Notwithstanding anything herein to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of the Holder or any of its Affiliates in its capacity as a lender to the Company or any of its Affiliates pursuant to any agreement under which the Company or any of its Affiliates has borrowed money from the Holder (including the Credit Agreement). Without limiting the generality of the foregoing, the Holder, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have no duty to consider (a) its status or the status of any of its Affiliates as a direct or indirect equity holder of the Company or any of its Affiliates, (b) the equity of the Company or any of its Affiliates or (c) any duty it may have to any other direct or indirect equity holder of the Company or any of its Affiliates, except as may be required under the applicable loan documents or by commercial law applicable to creditors generally.

8.6 Listing of the Warrant Shares. To the extent applicable, the Company shall: (a) take all steps necessary to cause the Warrant Shares to be approved for listing and quotation as CDIs on the Principal Market on a pari passu basis with all other Common Stock quoted in the form of CDIs and in accordance with its by-laws, the ASX Listing Rules and the ASX Settlement Operating Rules (as applicable to CDIs), (b) provide to the Holder evidence of such listing, and (c) at all times thereafter maintain the listing of the Warrant Shares on such Principal Market or another Principal Market.

8.7 Furnishing of Information. The Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, the Corporations Act or the ASX Listing Rules, except to the extent that such reports are administrative or similar notifications or are otherwise immaterial, and such failure to timely file such reports shall not have an adverse effect on the Holder in any material respect. Upon the request of the Holder prior to any exercise of this Warrant, the Company shall deliver to the Holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence.

8.8 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of this Warrant in a manner that would require the registration under the Securities Act of the sale of the Warrant to the Holder.

8.9 Costs and Expenses. The Company agrees to pay upon demand (including, without limitation, reasonable attorneys’ fees and expenses) (a) all reasonable out-of-pocket costs and expenses of the initial Holder named herein (and any transferee who is an Affiliate thereof) in connection with the preparation, negotiation, execution and delivery of any amendment, modification or waiver of this Warrant or consent with respect hereto, and (b) all reasonable out of pocket costs and expenses of the initial Holder named herein (or any transferee who is an Affiliate thereof) in connection with the delivery of any and all opinions required solely by the Company pursuant to Article 7 hereof (which such opinion may be prepared and delivered, at the Company’s option, by counsel to the Company).

ARTICLE 9.	EVENTS OF NON-COMPLIANCE AND REMEDIES.

9.1 Events of Non-Compliance. If the Company fails to keep and fully and promptly perform and observe in all material respects any of the terms, covenants or representations contained herein within ten (10) days from the earlier to occur of (a) written notice from the Holder specifying what failure has occurred, or requesting that a specified failure be remedied or (b) the chief executive officer, treasurer or president of the Company having actual knowledge (without investigation) of such failure (an “Event of Non-Compliance”), the Holder shall be entitled to the remedies set forth in Section 9.2 hereof.

9.2 Remedies. On the occurrence of an Event of Non-Compliance, in addition to any remedies the Holder may have under applicable law, the Holder may bring any action for injunctive relief or specific performance of any term or covenant contained herein, the Company hereby acknowledging that an action for money damages may not be adequate to protect the interests of the Holder hereunder.

ARTICLE 10.	DEFINITIONS.

As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings. Capitalized terms not appearing below and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

“Affiliate” has the meaning set forth in the Credit Agreement.

“Aggregate Exercise Price” has the meaning set forth in Section 2.1.

“Aggregate Number” has the meaning set forth in the Preamble.

“ASX” means the Australian Securities Exchange operated by ASX Limited.

“ASX Listing Rules” means the official listing rules of the ASX, as amended from time to time.

“ASX Settlement Rules” means the ASX settlement and operating rules of ASX Settlement Pty Limited, as amended from time to time.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York or Melbourne, Victoria.

“Buy-In” has the meaning set forth in Section 2.4.5.

“Capital Stock” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“CDIs” has the meaning set forth in the Preamble.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as in effect on the date hereof.

“Commencement Date” has the meaning set forth in the Preamble.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

“Common Stock” includes (a) the Common Stock of the Company, par value US$0.0001 per share, as described in the Certificate of Incorporation, trading in the form of CDIs on the ASX (b) any other class of Capital Stock hereafter authorized having the right, following any distributions required to be made to any holder of equity securities of the Company with preferential rights, to share generally in distributions of any earnings or assets without limit as to amount or percentage or (c) any other Capital Stock into which such Common Stock is reclassified or reconstituted.

“Company” has the meaning set forth in the Preamble.

“Convertible Securities” means evidences of indebtedness, shares of stock or other securities (including, but not limited to, options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

“Corporations Act” has the meaning set forth in the Preamble.

“Credit Agreement” has the meaning set forth in the Preamble.

“Event of Non-Compliance” has the meaning set forth in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exercise Amount” has the meaning set forth in Section 2.1.

“Exercise Price” has the meaning set forth in the Preamble.

“Expiration Date” has the meaning set forth in the Preamble.

“Fair Market Value Per Share” means (i) for purposes of Section 5.2, the price per share for Common Stock payable in connection with a Transaction, as applicable, and (ii) otherwise, the volume-weighted average closing price of a share of Common Stock reported on the Principal Market for the five (5) consecutive Trading Days immediately before the date on which the Holder delivers its Notice of Exercise to the Company or, for purposes of the last sentence of Section 2.4.4, as applicable, the date of issuance of the Warrant Shares; provided that if the Common Stock is not traded on the Principal Market, Fair Market Value Per Share shall be the fair market value per share of Common Stock, determined in good faith by the board of directors of the Company and based on such factors that the board of directors of the Company considers relevant in its reasonable judgment (but not including any illiquidity discount). In the case of any such determination of Fair Market Value Per Share pursuant to the proviso in the immediately preceding sentence, the Holder may object to the determination by giving written notice to the Company and, if the Holder and the Company cannot agree to the fair market value within ten (10) Business Days of the date of the Holder’s objection, the fair market value shall be determined by a disinterested appraiser with experience valuing businesses similar to the Company (and which appraiser shall be a national or regional investment bank or a national accounting firm) selected by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company, unless the fair market value as determined by such appraiser is within ten (10) percent of the Fair Market Value Per Share determined pursuant to such proviso, in which case such fees and expenses shall be borne by the Holder.

“FOR Restrictions” has the meaning set forth in Section 7.3.1.

“Governmental Authority” has the meaning set forth in the Credit Agreement.

“Holder” has the meaning set forth in the Preamble.

“Liquid Securities” means freely tradeable securities listed on a major international stock exchange, including, without limitation, the New York Stock Exchange, NASDAQ or the ASX, that can be liquidated in full for cash by the Holder (x) during a 30-day period within a reasonable time following the issuance of such shares to allow for (i) a resale prospectus to become effective or (ii) a commercially reasonable resale restriction-period requested by the issuer of such securities to expire or, in the event that such shares are not subject to such a prospectus or restriction, (y) during the 30-day period immediately following the issuance of such shares, in each case with such sale having no effect on, and with no discount to the, then existing market price of such securities, in each case in any material respect.

“Notice of Exercise” has the meaning set forth in Section 2.1.

“Person” has the meaning set forth in the Credit Agreement.

“Principal Market” initially means the ASX and any successor exchange thereto and shall also include any other exchange or market which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

“Principal Office” means the Company’s principal office as set forth in Section 11.5 hereof or such other principal office of the Company in Australia the address of which first shall have been set forth in a notice to the Holder.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Subsidiary” and “Subsidiaries” have the meaning set forth in the Credit Agreement.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

“Transaction” has the meaning set forth in Section 5.2.

“Warrant” has the meaning set forth in the Preamble.

“Warrant Securities” means this Warrant and the Warrant Shares, collectively.

“Warrant Shares” means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company’s Capital Stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company’s Capital Stock.

ARTICLE 11.	MISCELLANEOUS.

11.1 Survival of Provisions. Upon the full exercise by the Holder of its rights to purchase Common Stock under this Warrant, all of the provisions of this Warrant shall terminate (other than the provisions of Sections 7.2 and 7.3, Articles 8, 9, 10 and 11 of this Warrant which shall expressly survive such exercise until the Expiration Date).

11.2 Delays, Omissions and Indulgences. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder’s part of any breach or default under this Warrant, or any waiver on the Holder’s part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

11.3 Rights of Transferees. Subject to Article 7, the rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees permitted hereunder of all or any portion of this Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of this Warrant and the Warrant Shares) until extinguished pursuant to the terms hereof.

11.4 Captions. The titles and captions of the Articles, Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

11.5 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, commercial overnight courier service or personal delivery:

If to the Company:

Universal Biosensors, Inc.

1 Corporate Avenue

Rowville, Victoria, 3178

Australia

Attention: Chief Financial Officer

Facsimile: +61 (3) 9213 9099

with a copy (which shall not constitute notice) to:

Venable LLP

575 7th Street, NW

Washington, DC 20004

Attention: James P. Dvorak, Jr.

Facsimile: (202) 344-8300

If to the Holder:

Athyrium Opportunities Fund (B) LP

c/o Athyrium Capital Management, LLC

126 East 56th Street, Floor 4

New York, NY 10022

Attn: Richard Pines

Telephone: (646) 434-1634

Facsimile: (212) 659-0053

rpines@athyrium.com

with a copy (which shall not constitute notice) to:

Kelly Maughan

Neuberger Berman

605 Third Avenue, Floor 22

New York, NY 10158

Facsimile: (646) 758-2812

kelly.maughan@nb.com

with a copy (which shall not constitute notice) to:

Samuel Porat

Neuberger Berman

605 Third Avenue, Floor 22

New York, NY 10158

Facsimile: (646) 537-4379

samuel.porat@nb.com

with a copy (which shall not constitute notice) to:

Andrew Hyman

Athyrium Capital Management, LLC

125 E. 56th St., Floor 4

New York, NY 10022

Telephone: (646) 434-1636

ahyman@athyrium.com

All such notices and communications shall be deemed to have been duly given: five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; on the Business Day after transmission, if delivered by facsimile; when delivered by courier, if delivered by commercial overnight courier service; and when delivered by hand, if personally delivered.

11.6 Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

11.7 Amendments. Neither this Warrant nor any term hereof may be amended, changed, waived, discharged or terminated without the prior written consent of the Holder and the Company to such action.

11.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

11.9 GOVERNING LAW. THIS WARRANT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.10 Entire Agreement. This Warrant and, to the extent the Holder hereof is a Lender or the Administrative Agent, the Credit Agreement are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

11.11 Rules of Construction. Unless the context otherwise requires “or” is not exclusive, and references to Articles, Sections or subsections refer to Articles, Sections or subsections of this Warrant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

11.12 Representations and Warranties. The Company hereby agrees and confirms, solely for the benefit of the initial Holder of this Warrant named herein (and any transferee who is an Affiliate thereof), that the representations and warranties made by the Company in Article VI of the Credit Agreement are true and correct in all material respects as of the Commencement Date, except that (a) any such representation and warranty that is qualified by materiality or a reference to Material Adverse Effect shall be true and correct in all respects on and as of the Commencement Date, and (b) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects as of such earlier date).

11.13 Investment Document. For the avoidance of doubt, the Company and the Holder hereby acknowledge and agree that this Warrant shall be a “Warrant” and an “Investment Document”, as such terms are defined in, and used throughout, the Credit Agreement.

[Remainder of Page Intentionally Omitted.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by a duly authorized officer as of the date first written above.

UNIVERSAL BIOSENSORS, INC.,
a Delaware corporation

By:	/s/ Paul Wright
Name:	Paul Wright
Title:	Director

[Signature Page to Warrant]

AGREED AND ACCEPTED:

ATHYRIUM OPPORTUNITIES FUND (B) LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

By:	/s/ Jeffrey A. Ferrell
Name:	Jeffrey A. Ferrell
Title:	President

[Signature Page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE

To:	Universal Biosensors, Inc.

[Address]

1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to          shares of Common Stock to be delivered in the form of CDIs (the “Exercise Amount”). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

             Exercise for Cash

             Cashless Exercise

3. Please issue CDIs representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment purposes and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

5. The undersigned represents that, as of the date hereof, the undersigned (together with the undersigned’s affiliates, and any other persons acting as a group together with the undersigned or any of the undersigned’s affiliates) owns          shares of Common Stock (as such ownership is calculated pursuant to the rules of the ASX).

6. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

(Name of Record Holder/Transferee)

(CHESS HIN or SRN, optional)

and deliver such warrant to the following address:

(Address of Record Holder/Transferee)

[NAME OF HOLDER]

By:
Name:
Title:

[NAME OF TRANSFEREE]

By:
Name:
Title:

Date: